UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure
The following information is furnished under Item 2.02 – Results of Operations and Financial Condition and Item 7.01 – Regulation FD Disclosure:
On July 19, 2024, American Express Company (the “Company”) issued a press release regarding its financial results for the second quarter of 2024. A copy of such press release is attached to this report as Exhibit 99.1. The Company also made available additional information relating to the financial results for the second quarter of 2024. Such additional financial information is attached to this report as Exhibit 99.2.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated July 19, 2024, of American Express Company regarding its financial results for the second quarter of 2024.
99.2	Additional information relating to the financial results of American Express Company for the second quarter of 2024.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (including the exhibits attached hereto) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Company’s current expectations regarding business and financial performance, including management’s outlook for 2024 and long-term growth aspiration, among other matters, contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “continue” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:
•the Company’s ability to achieve its 2024 earnings per common share (EPS) outlook and grow EPS in the future, which will depend in part on revenue growth, credit performance and the effective tax rate remaining consistent with current expectations and the Company’s ability to continue investing at high levels in areas that can drive sustainable growth (including its brand, value propositions, customers, colleagues, marketing, technology and coverage), controlling operating expenses, effectively managing risk and executing its share repurchase program, any of which could be impacted by, among other things, the factors identified in the subsequent paragraphs as well as the following: macroeconomic conditions, such as recession risks, higher rates of unemployment, changes in interest rates, effects of inflation, supply chain issues, energy costs and fiscal and monetary policies; geopolitical instability, including the ongoing Ukraine and Israel wars, broader regional hostilities and tensions involving China and the U.S.; the impact of any future contingencies, including, but not limited to, legal costs and settlements, the imposition of fines or monetary penalties, increases in Card Member remediation, investment gains or losses, restructurings, impairments and changes in reserves; issues impacting brand perceptions and the Company’s reputation; impacts related to sales and acquisitions, including management’s decisions regarding the use of the gain from the sale of Accertify, and new or renegotiated cobrand and other partner agreements and joint ventures; and the impact of regulation and litigation, which could affect the profitability of the Company’s business activities, limit the Company’s ability to pursue business opportunities, require changes to business practices or alter the Company’s relationships with Card Members, partners and merchants;

•the Company’s ability to achieve its 2024 revenue growth outlook and grow revenues net of interest expense in the future, which could be impacted by, among other things, the factors identified above and in the subsequent paragraphs, as well as the following: spending volumes and the spending environment not being consistent with expectations, including T&E spend categories growing slower than expected, further moderation in spending by U.S. small and mid-sized enterprise Card Members, or a slowdown in U.S. consumer or International spending volumes; an inability to address competitive pressures, attract and retain customers, invest in and enhance the Company’s Membership Model of premium products, differentiated services and partnerships, grow spending and lending with customers across generations and age cohorts, including Millennial and Gen Z customers, and implement strategies and business initiatives, including within the premium consumer space, commercial payments and the global network; the effects of regulatory initiatives, including pricing regulation; merchant coverage growing less than expected or the reduction of merchant acceptance; increased surcharging, steering or suppression of the Company’s products; merchant discount rates changing by a greater or lesser amount than expected; and changes in foreign currency exchange rates;
•net card fees not performing consistently with expectations, which could be impacted by, among other things, a deterioration in macroeconomic conditions impacting the ability and desire of Card Members to pay card fees; higher Card Member attrition rates; the pace of Card Member acquisition activity and demand for the Company’s fee-based products; and the Company’s inability to address competitive pressures, develop attractive premium value propositions and implement its strategy of refreshing card products and realize its anticipated growth from those refreshes, enhancing and delivering benefits and services and continuing to innovate with respect to its products;
•net interest income, the effects of changes in interest rates and the growth of loans and Card Member receivables outstanding, being higher or lower than expectations, which could be impacted by, among other things, the behavior and financial strength of Card Members and their actual spending, borrowing and paydown patterns; the Company’s ability to effectively manage underwriting risk and enhance Card Member value propositions to continue to attract premium Card Members; changes in benchmark interest rates, including where such changes affect the Company’s assets or liabilities differently than expected; changes in capital and credit market conditions and the availability and cost of capital; credit actions, including line size and other adjustments to credit availability; the yield on Card Member loans not remaining consistent with current expectations; the Company’s deposit levels or the interest rates it offers on deposits changing from current expectations; and the effectiveness of the Company’s strategies to capture a greater share of existing Card Members’ spending and borrowings, and attract new, and retain existing, customers;
•future credit performance, the level of future delinquency, reserve and write-off rates and the amount and timing of future reserve builds and releases, which will depend in part on macroeconomic factors such as unemployment rates, GDP and the volume of bankruptcies; the ability and willingness of Card Members to pay amounts owed to the Company; changes in consumer behavior that affect loan and receivable balances (such as paydown and revolve rates); the credit profiles of new customers acquired; the enrollment in, and effectiveness of, financial relief programs and the performance of accounts as they exit from such programs; the impact of the usage of debt settlement companies; collections capabilities and recoveries of previously written-off loans and receivables; and governmental actions providing forms of relief with respect to certain loans and fees;
•the actual amount to be spent on Card Member rewards and services and business development, and the relationship of these variable customer engagement costs to revenues, which could be impacted by continued changes in macroeconomic conditions and Card Member behavior as it relates to their spending patterns (including the level of spend in bonus categories), the redemption of rewards and offers (including travel redemptions) and usage of travel-related benefits; the costs related to reward point redemptions; further enhancements to product benefits to make them attractive to Card Members and prospective customers, potentially in a manner that is not cost effective; new and renegotiated contractual obligations with business partners, which may be affected by business partners with greater scale and leverage; the Company’s ability to identify and negotiate partner-funded value for Card Members; and the pace and cost of the expansion of the Company’s global lounge collection;
•the actual amount the Company spends on marketing in 2024 and beyond and the effectiveness and efficiency of its marketing spending, which will be based in part on continued changes in the macroeconomic and competitive environment and business performance, including the levels of demand for the Company’s products; management’s decisions regarding the timing of spending on marketing and the effectiveness of management’s investment optimization process; management’s identification and assessment of attractive investment opportunities; management’s ability to develop premium value propositions and drive customer demand, including continued customer spend growth and retention; the receptivity of Card Members and prospective customers to advertising and customer acquisition initiatives; and the Company’s ability to realize marketing efficiencies and balance expense control and investments in the business;

•the Company’s ability to control operating expenses, including relative to revenue growth, and the actual amount spent on operating expenses in 2024 and beyond, which could be impacted by, among other things, salary and benefit expenses to attract and retain talent; a persistent inflationary environment; the Company’s ability to realize operational efficiencies, including through increased scale and automation; management’s decision to increase or decrease spending in such areas as technology, business and product development, sales force, premium servicing and digital capabilities; the Company’s ability to innovate efficient channels of customer interactions and the willingness of Card Members to self-service and address issues through digital channels; restructuring activity; supply chain issues; fraud costs; expenses related to control and compliance and consulting, legal and other professional services fees, including as a result of litigation or internal and regulatory reviews; regulatory assessments; the level of M&A activity and related expenses, including related to the completion of the Company’s acquisitions of Tock and Rooam; information or cybersecurity incidents; the payment of fines, penalties, disgorgement, restitution, non-income tax assessments and litigation-related settlements; the performance of Amex Ventures and other of the Company’s investments; impairments of goodwill or other assets; and the impact of changes in foreign currency exchange rates on costs, such as due to the devaluation of foreign currencies;
•the Company’s tax rate not remaining consistent with expectations, which could be impacted by, among other things, further changes in tax laws and regulation (or the expiration of provisions of tax laws or regulations), the implementation of tax guidelines by jurisdictions, the Company’s geographic mix of income, unfavorable tax audits and other unanticipated tax items;
•changes affecting the Company’s plans regarding the return of capital to shareholders, which will depend on factors such as the Company’s capital levels and regulatory capital ratios; changes in the stress testing and capital planning process and new rulemakings and guidance from the Federal Reserve and other banking regulators, including changes to regulatory capital requirements, such as final rules resulting from the Basel III rule proposal; results of operations and financial condition; credit ratings and rating agency considerations; and the economic environment and market conditions in any given period;
•the parties’ ability to satisfy the closing conditions for the acquisitions of Tock and Rooam, including receipt of regulatory approvals, and to consummate the transactions; the underlying assumptions related to the transactions proving to be inaccurate or unrealized; and the Company’s ability to integrate Tock and Rooam and benefit from and expand the platforms, tools and capabilities, which will depend in part on management’s decisions regarding future operations, strategies and business initiatives;
•changes in the substantial and increasing worldwide competition in the payments industry, including competitive pressure and competitor settlements and mergers that may materially impact the prices charged to merchants that accept American Express cards, surcharging by merchants and merchant acceptance, the desirability of the Company’s premium card products, competition for new and existing cobrand relationships, competition with respect to new products, services and technologies, competition from new and non-traditional competitors and the success of marketing, promotion and rewards programs;
•a failure in or breach of the Company’s operational or security systems, processes or infrastructure, or those of third parties, including as a result of cyberattacks, which could compromise the confidentiality, integrity, privacy and/or security of data, disrupt the Company’s operations, reduce the use and acceptance of American Express cards and lead to regulatory scrutiny, litigation, remediation and response costs, and reputational harm;
•legal and regulatory developments, which could affect the profitability of the Company’s business activities; limit the Company’s ability to pursue business opportunities or conduct business in certain jurisdictions; require changes to business practices or governance, or alter the Company’s relationships with Card Members, partners, merchants and other third parties, including affecting its network operations and practices governing merchant acceptance, as well as its ability to continue certain cobrand relationships in the EU; impact card fees and rewards programs; exert further pressure on merchant discount rates and the Company’s GNS business, as well as result in an increase in surcharging or steering; alter the competitive landscape; subject the Company to heightened regulatory scrutiny and result in increased costs related to regulatory oversight and compliance, litigation-related settlements, judgments or expenses, restitution to Card Members or the imposition of fines or monetary penalties; materially affect capital or liquidity requirements, results of operations or ability to pay dividends; or result in harm to the American Express brand; and
•factors beyond the Company’s control such as global economic and business conditions, consumer and business spending generally, unemployment rates, geopolitical conditions, including further escalations or widening of ongoing military conflicts and regional hostilities, the effects of U.S. and international elections, adverse developments affecting third parties, including other financial institutions, merchants or vendors, as well as severe weather conditions, natural disasters, power loss, disruptions in telecommunications, health pandemics, terrorism and other catastrophic events, any of which could significantly affect demand for and spending on American Express cards, delinquency rates, loan and receivable balances, deposit levels and other aspects of the Company’s business and results of operations or disrupt its global network systems and ability to process transactions.

A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and the Company’s other reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Noelle Kenel-Pierre
Name: Noelle Kenel-Pierre
Title: Assistant Secretary

Date: July 19, 2024